Federated Hermes Fund for U.S. Government Securities
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FUSGX)
CLASS C SHARES (TICKER FUSCX)
INSTITUTIONAL SHARES (TICKER FCBRX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2025
Todd Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham. The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Fund for U.S. Government Securities
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457150 (11/25)
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